BLACKROCK FINANCIAL INSTITUTIONS SERIES TRUST

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated July 28, 2015 to the Statement of Additional Information

of the Fund, dated August 28, 2014

The Board of Trustees of BlackRock Financial Institutions Series Trust (the “Board”), on behalf of the Fund, recently approved certain changes to the principal investment strategies of the Fund in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. These changes will become effective January 4, 2016. Investors should review carefully the specific changes to the Statement of Additional Information of the Fund, which are detailed below.

Accordingly, effective January 4, 2016, the Fund’s Statement of Additional Information is amended as follows:

Changes in the Fund’s Strategies and Risks

The first five paragraphs in the section of Part I entitled “I. Investment Objective and Policies” are deleted in their entirety and replaced with the following:

The Fund is a money market fund. The investment objective of the Fund is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities. The investment objective is a fundamental policy of the Fund that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act. The Fund is classified as a diversified open-end investment company under the Investment Company Act.

The Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The U.S. Government Securities in which the Fund invests may include variable and floating rate instruments and when-issued and delayed delivery securities. There can be no assurance that the investment objective of the Fund will be realized.

The Fund’s investments will be in instruments with a remaining maturity of 397 days (13 months) or less, with certain exceptions. The Fund invests in “Government Securities” (as defined by applicable laws, regulations or interpretations of the Securities and Exchange Commission (the “SEC”)). BlackRock Advisors, LLC (“BlackRock” or the “Manager”) is the Fund’s investment manager. The Fund’s dollar-weighted average maturity will be 60 days or less, and its dollar-weighted average life will be 120 days or less.

Investment in Fund shares offers several potential benefits. By utilizing professional money market management and block purchases of securities, the Fund seeks to provide as high a yield potential, consistent with its investment objective, as is available through investments in short-term U.S. Government securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term U.S. Government securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

The investment chart in the section of Part I entitled “I. Investment Objective and Policies” is amended by unchecking the following:

Bank Money Instruments

Commercial Paper and Other Short-Term Obligations

Foreign Bank Money Instruments

Foreign Short-Term Debt Instruments

Municipal Investments

Municipal Securities — Derivative Products

Municipal Notes

Municipal Securities — Short-Term Maturity Standards

Municipal Commercial Paper

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs

Shareholders should retain this Supplement for future reference.

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